Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) dated as of March 20, 2024 (the “Execution Date”) is made and entered into by and among Comstock Resources, Inc., a Nevada corporation (the “Company”), Arkoma Drilling L.P., a Texas limited partnership (“Arkoma”), and Williston Drilling, L.P., a Texas limited partnership (“Williston” and, together with Arkoma, the “Jones Entities”). The Company and the Jones Entities are sometimes referred to herein individually, as a “Party” and, collectively, as the “Parties.” Any term used but not defined in this Agreement shall have the meaning given to such term in Annex A, which Annex A is hereby incorporated herein by reference.

WHEREAS, subject to the terms and conditions of this Agreement, the Jones Entities desire to purchase from the Company, and the Company desires to issue and sell to the Jones Entities the number of shares (the “Shares”) of common stock of the Company, par value $0.50 per share (“Common Stock”), equal to approximately $100.5 million in the aggregate based on the Common Stock price described herein (the “Transaction”); and

WHEREAS, each of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company and the Board has approved the entry into this Agreement and any certificate, instrument, agreement or other document to be delivered by or on behalf of the Company in connection with the Transaction.

NOW, THEREFORE, for and in consideration of the premises and mutual covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

Article I

SUBSCRIPTION; PAYMENT; CLOSING
1.1
Subscription. Upon the terms and subject to the conditions of this Agreement, each of the Jones Entities hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to sell to such Jones Entity, on the Closing Date (as defined below) the number of Shares set forth opposite such Jones Entity’s name on Schedule 1.1 at a purchase price of $8.036 per Share (the “Purchase Price”).
1.2
Payment. Each of the Jones Entities shall pay its share of the Purchase Price to the Company, in immediately available US funds on the Closing Date in accordance with wire instructions provided by the Company at least two Business Days prior to the Closing.
1.3
Closing. The closing of the Company’s sale of, and the Jones Entities’ purchase of, the Shares (the “Closing”) shall be consummated by electronic exchange of documents and wire transfer of funds and take place on a date to be specified by the Parties (the “Closing Date”), which shall be no later than the third (3rd) Business Day after the satisfaction or waiver (to the extent permitted by applicable Law) of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied by action taken at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other place, date and time as the Company and Jones Entities may agree in writing.
Article II

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY

The Company hereby represents and warrants to each Jones Entity as of the Execution Date and as of the Closing Date (except as set forth herein) as follows:

2.1
Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.
2.2
Capitalization. As of the Execution Date, the authorized capital stock of the Company consists of (i) 405,000,000 shares of Common Stock and (ii) 5,000,000 shares of Preferred Stock. At the close of business on March 19, 2024: (A) 279,702,274 shares of Common Stock were issued and outstanding, and no shares of Series A Preferred Stock or Series B Preferred Stock were issued and outstanding; (B) the shares of Common Stock issued and outstanding include 2,701,895 shares of restricted stock; (C) 2,933,008 shares were subject to outstanding performance share units (assuming maximum performance) and 5,947,004 shares of Common Stock remained available for issuance pursuant to the Comstock Resources, Inc. 2019 Long-term Incentive Plan. Other than as disclosed in the documents filed by the Company with the SEC under the Exchange Act, there are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares hereunder or under any other agreement, in each case, that have not been or will not be waived on or prior to the Closing Date.
2.3
Authorization. All corporate action on the part of the Company, its officers, directors, including the Audit Committee and the Board, and shareholders necessary for the authorization, execution and delivery of this Agreement and the Second Amended and Restated Registration Rights Agreement in the form set forth on Exhibit A attached hereto (the “Registration Rights Agreement”), the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing Date, and, assuming due authorization, execution and delivery hereof and thereof by each Jones Entity, this Agreement constitutes, and, as of the Closing Date, the Registration Rights Agreement will constitute, the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable United States federal or state securities Laws.
2.4
No Conflict. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company does not and will not (with or without notice or lapse of time or both) conflict with, breach, violate or cause a default under (i) any material contract, agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound, or (ii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any Governmental Authority having jurisdiction over the Company and its subsidiaries or any of its or their properties, assets or operations, except as would not have a Material Adverse Effect (as defined below) on (y) the business, assets, condition (financial or otherwise) or results of operation of the Company and its subsidiaries (taken as a whole) or (z) the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.
2.5
Valid Issuance. The Shares have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid, non-assessable, and free and clear of any liens or other restrictions, other than restrictions on transfer under applicable state and federal securities laws, and, assuming that the representations and warranties of the Jones Entities made herein are true, complete and correct at the time of issuance, issued in compliance with United States federal and state securities Laws.
2.6
Common Stock. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the NYSE, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE. The Company has not received any written notification that the SEC or the NYSE is contemplating terminating such registration or listing. The Company is in compliance with all applicable rules, listing requirements and regulations of the NYSE, in all material respects.
2.7
Compliance with Charter Documents. Neither the execution and delivery of, nor the consummation of any transaction or execution of any instrument contemplated by, this Agreement, nor the issuance of the Shares has constituted or resulted in, or will constitute or result in, a default under or breach or violation of any term or provision of the Company’s Second Amended and Restated Articles of Incorporation or Bylaws.
2.8
Absence of Changes. Since December 31, 2023 and except as may be disclosed in any report, schedule, form, statement or other document filed or furnished with the SEC since such date, the Company has conducted its business only in the ordinary course of business (except for the execution and performance of this Agreement, and the discussions, negotiations, and transactions related thereto) and (i) there has not been any change, condition, event, circumstance, occurrence, result, state of facts or development that has or would reasonably be expected to have a materially adverse effect on the business, financial condition, assets, operations, results of operations, or stockholders’ equity of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business and except as contemplated in this Agreement, which are material with respect to the Company and its subsidiaries considered as one enterprise, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (iv) neither the Company nor any of its subsidiaries has made any material change in or material amendment to, modification of or waiver of any material right under, or termination of any material contract required to be filed with the SEC pursuant to Item 601(b)(10) of the Regulation S-K promulgated by the SEC, and (v) there has not been any other event or condition that has had or would reasonably be expected to have a Material Adverse Effect on the Company’s ability to perform its obligations under this Agreement or the other transaction documents contemplated hereby.
2.9
Private Placement. None of the Company, its subsidiaries or any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration under the Securities Act, of the Shares being sold pursuant to this Agreement. Assuming the accuracy of the representations and warranties of the Jones Entities contained in Article III hereof, the issuance and sale of the Shares is exempt from registration under the Securities Act.
2.10
No Integrated Offering. Assuming the accuracy of the representations and warranties of the Jones Entities set forth in Article III hereof, none of the Company, its subsidiaries or, to the Company’s knowledge, any of its or their Affiliates or any person acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of the NYSE, and the Company, its subsidiaries and, to the Company’s knowledge, any of its or their Affiliates or any person acting on its or their behalf will not, directly or indirectly, take any action or steps that would require the registration of the issuance by the Company of the Shares under the Securities Act.
2.11
Investment Company Act. The Company is not required, and upon the issuance and sale of the Shares will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

2.12
Brokers. There is no financial advisor, investment banker, broker, finder, agent or other person that has been retained by or is authorized to act on behalf of the Company or any of its Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or the Jones Entities in connection with the Transaction that is payable by the Jones Entities.
Article III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE JONES ENTITIES

As an inducement to the Company to enter into this Agreement, the Jones Entities, severally and not jointly, hereby represent and warrant to and agree with the Company as of the Execution Date and as of the Closing Date (except as set forth herein) as follows:

3.1
Authorization; Validity; No Conflict; Binding Effect.
(a)
The Jones Entities have the full power and authority to execute and deliver this Agreement and the Registration Rights Agreement, to perform all of its obligations hereunder and thereunder, and to purchase, acquire and accept delivery of the Shares purchased hereunder.
(b)
The execution and delivery by the Jones Entities of this Agreement and the Registration Rights Agreement, the performance by the Jones Entities of their obligations hereunder and thereunder, and the purchase, acquisition and acceptance of delivery of the Shares by the Jones Entities have been duly and validly authorized by all requisite corporate or other action on the part of the Jones Entities.
(c)
This Agreement has been, and the Registration Rights Agreement will be, duly executed and delivered by the Jones Entities, and this Agreement constitutes, and, upon due execution and delivery of thereof, the Registration Rights Agreement will constitute, the legal, valid and binding obligation of each Jones Entity, enforceable in accordance with its terms except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other Laws of general application affecting creditors' rights generally, (ii) as may be limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable United States federal or state securities Laws.
(d)
The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Jones Entities does not and will not (with or without notice or lapse of time or both) conflict with, breach, violate or cause a default under any material contract, agreement, instrument, order, judgment or decree to which the Jones Entities are a party or by which each is bound.
3.2
Jones Entities Acknowledgments.
(a)
The Jones Entities are familiar with and understand the current and proposed business of the Company. The Jones Entities have carefully considered and have, to the extent the Jones Entities believe such discussion necessary, discussed with the Jones Entities’ professional legal, tax, accounting and financial advisers the suitability of an investment in the Shares for the Jones Entities’ particular tax and financial situation and has determined that the Shares being subscribed for are a suitable investment for the Jones Entities.
(b)
The Jones Entities acknowledge that (i) the Jones Entities and the Jones Entities’ attorney, accountant or other advisor(s) have had the right to request copies of any documents, records and books pertaining to this investment and (ii) such documents, records, and books which the Jones Entities or such other persons have requested have been made available for inspection by such persons.
(c)
The Jones Entities have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning this purchase of Shares and all such questions have been answered to the Jones Entities’ full satisfaction.

(d)
Each Jones Entity believes that it has received all the information that it considers necessary or appropriate for making an investment decision with respect to the Shares, and that such Jones Entities have had an opportunity to ask questions and receive answers from the Company and its management regarding, the terms and conditions of this Agreement, and the business, industry, management, technology, properties, financial condition, results of operations and prospects of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to such Jones Entities or to which such Jones Entities had access. Other than for the representations and warranties made by the Company in this Agreement, the Jones Entities are not relying upon any other information, representation or warranty by the Company or any of its agents, in determining to invest in the Shares and are relying on the Jones Entities’ own examination of the Company, including the merits and risks involved, in making their investment decision.
(e)
The Jones Entities are not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice, registration statement or other communication published in any newspaper, magazine or similar media, filed with the SEC or broadcast over television or radio or presented at any seminar or meeting to which the public was invited.
(f)
Each Jones Entity represents and warrants that it is a sophisticated investor, has had prior experience with investments of a similar nature and that such Jones Entity’s knowledge and experience in business and financial matters are such that it is capable of evaluating the risk of investment in the Shares and determining the suitability of its investment in the Shares.
(g)
Each Jones Entity understands that the Shares are being offered and sold to it, in reliance upon specific exemptions from the registration requirements of the Securities Act and applicable state exemption(s) and that the Company is relying upon the truth and accuracy of, and the Jones Entities’ compliance with, the Jones Entities’ representations, warranties, covenants, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and its eligibility to acquire the Shares.
(h)
Each Jones Entity is an “Accredited Investor” as defined in Rule 501(d) of Regulation D, promulgated by the SEC under the Securities Act.
(i)
The Jones Entities acknowledge that the Shares herein subscribed for have not been registered under the Securities Act, or under the securities Laws of any state and, therefore, cannot be sold, transferred or otherwise disposed of unless they are either registered under the Securities Act and any applicable state securities Laws or unless exemptions from such registration are available, provided that the Jones Entities deliver to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption. Each Jones Entity represents that it is purchasing Shares for its own account, for investment and neither as a nominee, nor with a view to the resale or distribution thereof except in compliance with the Securities Act and the restrictions contained in the immediately preceding sentence. The Jones Entities have not offered or sold any portion of the Shares being acquired nor does any Jones Entity have any present intention, agreement, understanding or arrangement to subdivide, sell, distribute, assign, transfer or otherwise dispose of all or any portion of the Shares to any other person either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act. The Jones Entities further recognize that, except to the extent set forth in the Registration Rights Agreement, the Company is not assuming any obligation to register the Shares.
(j)
The Jones Entities further covenant that they will not make any sale, transfer or other disposition of the Shares in violation of the Securities Act, the Exchange Act, the rules and regulations of the SEC promulgated thereunder or any applicable state securities Laws.
(k)
Each Jones Entity has had the opportunity to review with its own tax advisors the federal, state and local tax consequences of the purchase of the Shares. Each Jones Entity understands that such

Jones Entity (and not the Company) shall be responsible for its own tax liability that may arise as a result of the purchase or sale of the Shares.
(l)
The Jones Entities have carefully reviewed and considered the risk factors included in the Company’s Annual Reports and Quarterly Reports (collectively, the “Risk Factors”). Each Jones Entity hereby acknowledges and confirms that it has carefully reviewed and considered the risks and uncertainties described in the Risk Factors before making an investment decision to purchase the Shares.
3.3
Brokers. There is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Jones Entities or any of its subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transaction or other transactions contemplated by this Agreement.
3.4
Legends on Shares.
(a)
The Jones Entities acknowledge and understand that the certificates (or book-entry form) representing the Shares to be purchased by such Jones Entities will bear, by imprint or endorsement, appropriate legends reflecting the status of the Shares under the Securities Act and applicable state securities Laws and the restrictions on transferability and resale thereunder. The Jones Entities understand that the Shares shall bear a restrictive legend in, or substantially in, the form set forth below:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT OR THE ISSUER HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT (WHICH MAY INCLUDE AN OPINION OF COUNSEL) THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

(b)
The Jones Entities agree, that so long as the restrictive legend described herein in this Agreement remain on the certificates (or book-entry form) representing the Shares, the Company may maintain appropriate “stop transfer” orders with respect to the Shares, or any portion thereof, on its stock books and ledger and with its registrar and transfer agent.
Article IV

UNDERSTANDINGS AND NOTICE TO THE JONES ENTITIES

The Jones Entities understand and acknowledge as follows:

(a)
The Shares have not been registered under the Securities Act or the securities Laws of any state and are intended to be offered and sold in reliance on exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein. The Shares purchased by the Jones Entities will constitute “restricted securities” as defined in Rule 144.
(b)
The Jones Entities hereby acknowledge and agree that the subscription and agreement to purchase the Shares hereunder is irrevocable by the Jones Entities, and that, except as required by applicable law (if any), the Jones Entities are not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Jones Entities are more than one person, the obligations of the Jones Entities parties hereunder shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.
(c)
The Jones Entities acknowledge that any information provided to the Jones Entities and/or the Jones Entities’ legal and financial advisors with respect to the sale of Shares, furnished by the Company to the Jones Entities and/or their advisors in connection with the Shares, is confidential and nonpublic and agree that, until the earlier of (i) the Disclosure Deadline (as defined below) and (ii) the filing of the Disclosure Document (as defined below), all such information shall be kept in confidence by the Jones Entities and his advisors and neither used by the Jones Entities nor their advisors for the Jones Entities’ or other person’s personal benefit (other than in connection with this Agreement), nor disclosed to any other third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, or (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of breach of this provision).
(d)
The sale of the Shares is intended to be exempt from registration under the securities Laws of certain states in the United States. Persons subscribing for the Shares must note that there are restrictions on the transfer of the Shares as stipulated herein. Each Jones Entity hereby acknowledges that it has read the following notices and has taken full cognizance of and understands the notices applicable to such Jones Entity and the restrictions on the transfer of the Shares.

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS SALE OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE JONES ENTITIES SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME

Article V

COVENANTS AND AGREEMENTS

5.1
Mutual Covenants. Neither the Jones Entities nor the Company shall, and each Party shall cause its respective Affiliates not to, take any action that would, or would reasonably be expected to, result in any condition set forth in Article V not being satisfied, and neither the Jones Entities or the Company may rely on the failure of any such condition to be satisfied if such failure was caused by such Party’s failure to perform any of its obligations hereunder or to act in good faith.
5.2
Further Assurances. At or prior to Closing, each party agrees to cooperate and generally do such commercially reasonable acts and things in good faith as may be necessary to timely satisfy each of the conditions to be satisfied by it as provided in Article VI of this Agreement and effectuate the intents and purposes of this Agreement subject to the terms and conditions hereof.

5.3
NYSE Listing. Promptly following execution of this Agreement, the Company shall use its commercially reasonable efforts to take all necessary steps to cause the Shares to be approved for listing on the NYSE as promptly as possible, but in any event prior to Closing.
5.4
Blue Sky Laws. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to each Jones Entity at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date
5.5
Expenses. The Company and each Jones Entity is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.
5.6
Disclosure of Transactions and Other Material Information. The Company, on or before 9:00 a.m., New York City time, on the Business Day immediately following the date of this Agreement (the “Disclosure Deadline”), shall file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”), which Current Report on Form 8-K shall include as an exhibit this Agreement, disclosing all material terms of the transactions contemplated hereby and any other material nonpublic information within the meaning of the federal securities laws that the Company or any of its officers, directors, employees, agents or any other Person acting at the direction or on behalf of the Company has provided to the Jones Entities in connection with the transactions contemplated by this Agreement prior to the filing of the Disclosure Document (which includes the material terms of the transactions contemplated hereby and any other material non-public information made available to the Jones Entities). The Company represents and warrants that, from and after the issuance of the Disclosure Document, the Jones Entities shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors, employees, agents or any other Person acting at the direction or on behalf of the Company.
5.7
Impact of Stock Splits, Etc. In the event of any change in the number of shares of Common Stock issued and outstanding after the Execution Date and prior to the Closing by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of shares or membership interests or the like, the Shares shall be equitably adjusted to reflect the effect of such change and, as so adjusted, shall from and after the date of such event, be the Shares. Nothing in this Section 5.3 shall be construed to permit the Company to take any action except to the extent consistent with, and not otherwise prohibited by, the terms of this Agreement.
Article VI

CONDITIONS TO OBLIGATIONS

6.1
Mutual Conditions. The respective obligations of each Party hereto to consummate the transactions provided herein are subject to the satisfaction on or prior to the Closing Date that no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority which enjoins, prohibits or materially restrains the transactions contemplated by this Agreement.
6.2
Conditions to Obligations of the Company. The obligation of the Company to sell and issue the Shares purchasable by the Jones Entities to the Jones Entities in accordance with this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions:
(a)
each of the representations and warranties of the Jones Entities contained in this Agreement shall be true and correct in all respects on the Effective Date, and shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date (except (i) to the extent expressly made as of an earlier date in which case such representations and warranties shall be true and correct as of such earlier date and (ii) representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects on and as of the Closing Date (except to the extent that such representations and warranties shall be true and correct as of such earlier date)); and each of the covenants and agreements of the Jones Entities contained in this Agreement to be performed on or before the Closing Date shall have been duly and fully performed in all material respects on or before such date;
(b)
an authorized representative of each of the Jones Entities shall have delivered to the Company at the Closing Date a certificate, in form and substance reasonably acceptable to the Jones Entities, certifying that the conditions specified in Sections 6.2(a) of this Agreement have been fulfilled;
(c)
each of the Jones Entities shall have delivered to the Company a wire transfer (as directed and requested by the Company) of its share of the Purchase Price payable for the Shares to be purchased by such Jones Entity as provided hereunder;
(d)
the Jones Entities shall have executed and delivered to the Company the Registration Rights Agreement; and
(e)
all other documents, instruments and writing required to be delivered by the Company at or prior to the Closing Date under this Agreement or as may be reasonably required by the Jones Entities to carry out the Transaction.
6.3
Conditions to Obligations of the Jones Entities. The obligation of the Jones Entities to purchase the Shares purchasable by Jones Entities in accordance with this Agreement is subject to, the satisfaction on or prior to the Closing Date of the following conditions:
(a)
each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all respects on the Effective Date, and shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); each of the covenants and agreements of the Company contained in this Agreement to be performed on or before the Closing Date shall have been duly and fully performed in all material respects on or before such date; and since the Execution Date, no Material Adverse Effect shall have occurred;
(b)
the Chief Financial Officer of the Company shall have delivered to the Jones Entities at the Closing Date a certificate, in form and substance reasonably acceptable to the Company, certifying that the conditions specified in Section 6.3(a) of this Agreement have been fulfilled;
(c)
the Shares shall be approved and designated for quotation or listed on the NYSE, subject to official notice of issuance, and the Common Stock shall not be suspended, in each case, on the Closing Date, by the SEC or the NYSE from trading on the NYSE nor, to the Company’s knowledge, shall suspension by the SEC or the NYSE have been threatened, as of the Closing Date, either (i) in writing by the SEC or the NYSE or (ii) by falling below the minimum listing maintenance requirements of the NYSE;
(d)
the Company shall have furnished all required materials to its transfer agent to reflect the issuance of the Shares at the Closing and instructed its transfer agent to deliver to the Jones Entities evidence of their respective Shares credited to each Jones Entity’s book-entry account maintained by the transfer agent of the Company in the form acceptable to the Jones Entities;
(e)
the Company shall have executed and delivered to the Jones Entities the Registration Rights Agreement; and
(f)
All other documents, instruments and writing required to be delivered by the Company at or prior to the Closing Date under this Agreement or as may be reasonably required by the Jones Entities to carry out the Transaction.

Article VII

ADDITIONAL AGREEMENTS AND PROVISIONS

7.1
Termination. This Agreement may be terminated and the Transaction abandoned at any time prior to the Closing (i) by the Parties upon mutual written consent, (ii) by any Party upon written notice of termination to the other Parties by reason of the failure of any condition precedent under Article VI to be satisfied or waived on the Closing Date (unless the failure results primarily from the failure to satisfy any material covenant or agreement under this Agreement by the Party seeking termination), or (iii) if the Closing has not occurred on or before March 31, 2024, other than as a result of a Willful Breach of the Jones Entities’ obligations hereunder; provided, however, that nothing herein shall relieve any party to this Agreement of any liability for common law fraud or for any Willful Breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement. “Willful Breach” means a deliberate act or deliberate failure to act, taken with the actual knowledge that such act or failure to act would result in or constitute a material breach of this Agreement.
7.2
Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other Party, except that a Jones Entity may, without the prior consent of the Company, assign its rights to purchase the Shares hereunder to any of its Affiliates (provided each such assignee agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Article III hereof). The Company may not assign its rights or obligations hereof without the consent of each Jones Entity. This Agreement shall not inure to the benefit of or be enforceable by any other person.
7.3
Third Party Beneficiary. Unless expressly set forth herein, this Agreement is not intended to and shall not confer any rights or remedies upon any person other than the Parties, their respective successors and permitted assigns.
7.4
Headings. The article, section, subsection, captions, headings and other titles preceding the text of each section, subsection or paragraph hereof are for convenience of reference only and shall not effect the construction, meaning or interpretation of this Agreement (or of any provision hereof).
7.5
Construction. The parties acknowledge that each party has reviewed this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement (or of any provision hereof).
7.6
Survival. None of the representations, warranties, agreements and covenants contained in this Agreement will survive the Closing; provided, however, the agreements of the Parties in Article I will survive the Closing.
7.7
Waiver of Compliance; Consents. Any failure of any Party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the other Parties hereto solely by a written instrument executed by such other Parties; any such written and signed waiver, and any failure by any Party to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any Party hereto, such consent shall be given in writing. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.
7.8
Amendment and Modification; Termination. Except as set forth elsewhere in this Agreement, neither this Agreement nor any provision hereof shall be amended waived, modified, supplemented, changed, discharged, terminated, revoked or canceled, except by a written instrument mutually agreed upon and executed by all parties hereto.

7.9
Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

If to the Company:

Comstock Resources, Inc.

5300 Town and Country Blvd., Suite 500

Frisco, Texas 75034

Attention: Roland O. Burns, President

Email: rob@crkfrisco.com

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2801 N. Harwood Street, Suite 1600

Dallas, Texas 75219

Attention: Jack Jacobsen

E-mail: jjacobsen@omm.com

If to the Jones Entities:

c/o Arkoma Drilling L.P.

1 Cowboys Way, Suite 100

Frisco, Texas 75034

Attention: Tom Walker

Email: twalker@dallascowboys.net

With a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP

2001 Ross Ave., Suite 2100

Dallas, Texas 75201

Attention: Doug Rayburn

Email: drayburn@gibsondunn.com

7.10
Binding Effect. This Agreement and all the terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estate, legal representatives, successors and permitted assigns and are not intended and shall not be construed so as to confer any rights or benefits upon any other person or party.
7.11
Dealings in Good Faith; Best Efforts. Each party hereto agrees to act in good faith with respect to the other party or parties hereto in exercising its rights and discharging its obligations under this Agreement. Each party further agrees to use its reasonable best efforts to ensure that the purposes of this Agreement (and the related documents and agreements referred to herein) are realized and to take such further actions or steps, and execute and deliver (and, as appropriate, file) such further documents, certificates, instruments and agreements, as are reasonably necessary to implement the provisions of this Agreement and to consummate the transactions contemplated by this Agreement.

7.12
Governing Law. This Agreement shall be governed by the Laws of the State of Texas, without giving effect to any principles of conflicts of law, and, to the extent mandatorily applicable to the internal affairs of the Company, the Laws of the State of Nevada.
7.13
Severability. It is the desire and intention of the parties hereto that, whenever possible, each provision of this Agreement be interpreted in such a manner as to be effective and valid under applicable Law; if, however, any provision of this Agreement is found or held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any Law shall not affect the validity or enforceability of any other provision hereof.
7.14
Counterparts. This Agreement may be executed through the use of one or more counterparts, all of which together shall be considered one and the same agreement, binding on all parties hereto, notwithstanding that all Parties are not signatories to the same counterpart.
7.15
Specific Performance. In addition to any and all other remedies that may be available at Law in the event of any breach of this Agreement, each Party shall be entitled to specific performance of the agreements and obligations of the other Party hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.
7.16
Expenses. All costs and expenses incurred by either Party in connection with this Agreement shall be paid by the Company.
7.17
Waiver of Jury Trial. THE JONES ENTITIES AND THE COMPANY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LETTER AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY THE JONES ENTITIES AND THE COMPANY.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Execution Date.

COMPANY:

COMSTOCK RESOURCES, INC.

By: /s/ M. Jay Allison

Name: M. Jay Allison

Title: Chief Executive Officer

JONES ENTITIES:

ARKOMA DRILLING L.P.

By: /s/ Thomas L. Walker

Name: Thomas L. Walker

Title: Treasurer

WILLISTON DRILLING, L.P.

By: /s/ Thomas L. Walker

Name: Thomas L. Walker

Title: Treasurer

Signature Page to Subscription Agreement

ANNEX A

DEFINED TERMS

As used in the Agreement to which this Annex A is attached and incorporated by reference therein, the following terms will have the meanings specified:

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such specified Person. For the purposes of this definition, the term "control," when used with respect to any specified Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have correlative meanings.

“Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in Dallas, Texas or New York, New York are authorized or required by Law to close.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations thereunder.

“Governmental Authority” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar government, governmental, administrative or regulatory authority, agency, branch or commission or other U.S. or non-U.S. governmental authority or instrumentality or any court, tribunal, arbitral or judicial body (including any grand jury).

“Law” means all laws, statutes, rules, regulations, ordinances, codes, or Orders of any Governmental Authority, principle of common law, or any similar provisions having the force or effect of law.

“NYSE” means the New York Stock Exchange.

“Order” means any order, injunction, judgment, decree, ruling, writ, assessment, determination, stipulation, directive, restriction, charge, plan or award of any Governmental Authority, including any ruling or award in any arbitration proceeding.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, together with the rules and regulations thereunder.

SCHEDULE 1.1

Jones Entity	Shares of Common Stock
Arkoma Drilling L.P.	9,428,750
Williston Drilling, L.P.	3,071,250